EXHIBIT 99(f)

                                     CONSENT

         I, R. Randy Guemple, hereby consent to being named as a person who will become a director of Republic Security Financial Corporation in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit.

                                                     /s/ R. RANDY  GUEMPLE
                                                     ---------------------------
                                                     R. Randy Guemple

                                                     Date: AUGUST 21, 1998